GREAT-WEST FUNDS, INC.

Great-West Government Money Market Fund

(formerly Great-West Money Market Fund)

Institutional Class Ticker: MXGXX

Initial Class Ticker: MXMXX

(the “Fund”)

Supplement dated December 2, 2016 to the Prospectus and Summary Prospectus for the

Fund, each dated April 29, 2016, and the Statement of Additional Information

for Great-West Funds, Inc., dated April 29, 2016

Effective immediately, Bryan Lamb is no longer a portfolio manager to the Fund. All references to Bryan Lamb in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 29, 2016, and the Statement of Additional Information for Great-West Funds, Inc., dated April 29, 2016.

Please keep this Supplement for future reference.